SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ________________________

                                    FORM 8-K

                             _______________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 17, 2003

                           LOGANSPORT FINANCIAL CORP.

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

         0-25910                                        35-1945736
(Commission File Number)                      (IRS Employer Identification No.)

                                723 East Broadway
                                  P.O. Box 569
                            Logansport, Indiana 46947
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (574) 722-3855

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          99.1 Press Release dated July 17, 2003.

Item 9.  Regulation FD  Disclosure.

          Information Provided Under Item 12 of Form 8-K.

Logansport Financial Corp., an Indiana corporation ("Registrant"), issued a press release which was publicly disseminated on July 17, 2003 announcing its results of operations for the quarter ended June 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to General Instruction
B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction. Further, pursuant to SEC Release No. 34-47583, Registrant is including the foregoing Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    /s/ David G. Wihebrink
                                    -------------------------------------------
                                    David G. Wihebrink, President and
                                    Chief Executive Officer


Dated: July 17, 2003